Third Quarter Earnings Presentation November 13, 2023

Cautionary Statements And Risk Factors That May Affect Future Results The following presentation for Altus Power, Inc. (“Altus Power” or the “Company”) has been prepared by Altus Power’s management. You should read the presentation together with our consolidated financial statements and related notes appearing in our 2022 Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 30, 2023 (the “2022 Annual Report on Form 10-K”). Any references in this section to “we,” “our” or “us” shall mean Altus Power. In addition to historical information, this presentation contains statements that are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals that are based upon management's current expectations. Our forward-looking statements can often be identified by the use of forward-looking terminology such as “aims,” "believes," "expects," "intends," "may," “could,” "will," "should," "plans," “projects,” “forecasts,” “seeks,” “anticipates,” “goal,” “objective,” “target,” “estimate,” “future,” “outlook,” “strategy,” “vision,” or variations of such words or similar terminology. Investors and prospective investors are cautioned that such forward-looking statements are only projections based on current estimations. These statements involve risks and uncertainties and are based upon various assumptions. Such risks and uncertainties include, but are not limited to, the risks as described in the "Risk Factors" in our 2022 Annual Report on Form 10-K These risks and uncertainties, among others, could cause our actual future results to differ materially from those described in our forward-looking statements or from our prior results. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. We are not obligated to update these forward-looking statements, even though our situation may change in the future. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Altus Power’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) failure to obtain required consents or regulatory approvals in a timely manner or otherwise; (2) the ability of Altus Power to retain customers and maintain and expand relationships with business partners, suppliers and customers; (3) the ability of Altus Power to successfully integrate the acquisition of solar assets into its business and generate profit from their operations; (4) the risk that pending acquisitions may not close in the anticipated timeframe or at all due to a closing condition not being met (5) the risk of litigation and/or regulatory actions related to the proposed acquisition of solar assets; and (6) the possibility that Altus Power may be adversely affected by other economic, business, regulatory, credit risk and/or competitive factors. The presentation includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears in the presentation. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the presentation, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view our operations, when considered with both our GAAP results and the reconciliation to net income and net cash provided by operating activities, which we believe provide a more complete understanding of our business than could be obtained absent this disclosure. We believe the Non-GAAP Financial Measures also provide investors a useful tool to assess shareholder value. All rights to the trademarks, copyrights, logos and other intellectual property in this presentation belong to their respective owners and Altus Power’s use thereof does not imply an affiliation with, or endorsement by the owners or such trademarks, copyrights, logos or other intellectual property. Altus Power’s earnings call for the third quarter ended September 30, 2023, which was held on November 13, 2023, is intended to assist in understanding information Altus Power’s management discussed in that call. This presentation should be viewed in conjunction with the November 13th, 2023, earnings call, a reply of which is available on Altus Power’s website at www.altuspower.com, under Investor. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. This presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Altus Power and is not intended to form the basis of an investment decision in Altus Power. All subsequent written and oral forward-looking statements concerning Altus Power or other matters and attributable to Altus Power or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. 2

Recent Accomplishments 3 ➢ First-of-its-kind, non-bank syndicated construction facility with Blackstone insurance capital ➢ Multiple sources of origination ‣ CBRE-sourced relationships now include Transwestern Investment Group ‣ Channel partner-sourced relationships include Morgan Stanley and Brennan Investment Group ➢ New 121 MW portfolio further enhances our leading market position ➢ Reaffirming 2023 guidance for adjusted EBITDA and adjusted EBITDA margin

4 Altus Power Generates Significant and Growing Cash Flow $41 $59 $76 $24 $35 $49 2021 2022 9M 2023 Net Cash Provided by Operating Activities ($MM) Adjusted EBITDA1 ($MM) Robust Cash Flow Available to Reinvest for Growth 4Q In Process 4Q In Process 1 Adjusted EBITDA is a Non-GAAP financial measure. Please see Financial Statements in the Appendix for a reconciliation to the most directly comparable GAAP measures.

Altus Power Portfolio Comprises 721 Megawatts Across 25 States1 5 1As of September 30, 2023 Recent Highlights • Hawaii’s first large-scale community solar array • Addition of multiple solar and storage assets across Massachusetts • Over 180 megawatts of assets serving over 20,000 Community Solar customers State MWs % New York 142 20% Massachusetts 135 19% New Jersey 120 17% California 117 16% Minnesota 57 8% Hawaii 34 5% Nevada 21 3% Maryland 14 2% Rhode Island 13 2% All other 68 8% Total 721 100%

Ramping Construction Activity 6 2023 Construction Pipeline Progress Report1 Completed Final Stages of Construction Total Expected for 2023 Maryland 4 MW 3 MW 7 MW Rhode Island 4 MW 4 MW Maine 1 MW 1 MW New Jersey 30 MW 9 MW 39 MW New York 9 MW 10 MW 19 MW Hawaii 5 MW 5 MW TOTAL ~53 MW ~22 MW ~75 MW 1 As of November 13, 2023

Well Positioned In An Opportunity-Rich Environment 71Acquisition is subject to receiving certain required consents. New Acquisition Highlights • 121 MW of arrays across 35 sites • Over 100 MW in North and South Carolina • Contracted with Investment-Grade Counterparties • Accretive to EBITDA and Cash Flow Financing Highlights1 • Closing expected in Q4 2023 • Purchase price of $120 million • Expected Funding: ▪ Blackstone Long-Term Funding Facility ▪ Allocated Interest Rate Hedges ▪ Cash on Hand Development expertise, strong balance sheet, and track record of execution positions Altus Power as attractive buyer of portfolios

8 Rapidly Growing Asset Base Supported by Substantial Pipeline Over 1 Gigawatt of Pipeline of Customer Engagements1 378 MW 470 MW 679 MW 698 MW 721 MW Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 1 All data is as of September 30, 2023 2. Annualized EBITDA is based on company forecasts. Please refer to our “forward looking statement” disclosure for more information. Cumulative Operating Assets Channel PartnersCBRE Blackstone Existing Customers 175 MWs 140 MWs 3 MWs 121 MWs In Construction / In Closing In Contract / In Negotiation Acquisitions

9 Introducing Altus IQ Dashboard & Properties Centralized Control, Streamlined efficiency Solar Savings Harness the power of the Sun, Boost your Bottom Line Carbon Benefits Make a mark by leaving none Altus IQ Sensor Revolutionizing Real-Time Energy Monitoring Altus Power Generates & Delivers Clean Electric Power

Third Quarter Results Support Full-Year Guidance Range 10 $30.4 $45.1 3Q 2022 3Q 2023 Revenue ($M) $19.4 $29.1 3Q 2022 3Q 2023 Adjusted EBITDA1 ($M) Net Income ($M)* 3Q 2022 3Q 2023 ($96.6) $6.800 Adjusted EBITDA Margin1 3Q 2022 3Q 2023 64% 64% *GAAP Net Income figures include non-cash (loss) and gain from remeasurement of alignment shares of ($72.4M) and $3.5M for 3Q 2022 and 3Q 2023, respectively. 1 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see Financial Statements in the Appendix for a reconciliation to the most directly comparable GAAP measures. Third Quarter Results Affirming 2023 Guidance Range1 $58.6 $97-$103 2022A 2023 Guidance Adjusted EBITDA margins in the mid-to-high fifty percent range Adjusted EBITDA ($M)

Altus Power’s Increased Access to Capital 11 Asset Timeline C a p it a l S p e n t to C o m p le te Asset Completed New Construction Facility Long-Term Funding Facility Available to Finance Construction Costs Including: Equipment Labor Interconnection Development Costs During Construction During Operation Continued Access to Long-Term, Fixed-Rate Financing Weighted Average Interest Rate of 4.35% on Existing LT debt1 1 Weighted Average as of September 2023 for APAF I-III facilities

Appendix 12

Portfolio Statistics as of September 30, 2023 13 Fixed 23% Fixed with Escalator 20% Variable 57% Breakdown of Contract Type (MWs)1 86 137 139 94 137 262 239 1Q 2Q 3Q 4Q Gigawatt-Hours 2022 2023 1 Percentages shown are approximations 362 369 377 470 678 698 721 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Cumulative MWs

14 Nine-Month Financials 9M 2023 Operating Revenues $121 Million 9M 2023 Adjusted EBITDA1 $75.7 Million 9M 2023 Adjusted EBITDA Margin1 63 Percent 9M 2023 Cash Flow from Operating Activities $49.1 Million 1 Adjusted EBITDA is a non-GAAP financial measure Please see the Appendix for a reconciliation to the most directly comparable GAAP measure 9M 2023 Net Income $14 Million

15 Non-GAAP Reconciliation 1 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures Adjusted EBITDA1 Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 (in thousands) (in thousands) Reconciliation of Net income (loss) to Adjusted EBITDA: Net income (loss) $ 6,776 $ (96,628) $ 13,991 $ (14,919) Income tax (benefit) expense (1,940) 1,964 77 2,548 Interest expense, net 9,180 5,657 30,150 15,768 Depreciation, amortization and accretion expense 13,719 7,134 38,054 20,819 Stock-based compensation expense 4,176 2,708 11,304 6,670 Acquisition and entity formation costs 268 237 3,128 583 Gain (loss) on fair value of contingent consideration 50 825 150 (146) (Gain) loss on disposal of property, plant and equipment — (2,222) 649 (2,222) Change in fair value of redeemable warrant liability — 29,564 — 6,447 Change in fair value of alignment shares liability (3,508) 72,418 (23,331) 9,367 Other (expense) income, net 339 (2,267) 1,569 (2,860) Adjusted EBITDA $ 29,060 $ 19,390 $ 75,741 $ 42,055 Adjusted EBITDA Margin1 Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 (in thousands) (in thousands) Reconciliation of Adjusted EBITDA margin: Adjusted EBITDA $ 29,060 $ 19,390 $ 75,741 $ 42,055 Operating revenues, net $ 45,079 $ 30,438 $ 120,970 $ 74,399 Adjusted EBITDA % 64% 64% 63% 57%

16 Balance Sheet Condensed Consolidated Balance Sheet (In thousands, except share and per share data) As of September 30, 2023 As of December 31, 2022 Assets Current assets: Cash and cash equivalents $ 68,184 $ 193,016 Current portion of restricted cash 3,802 2,404 Accounts receivable, net 23,385 13,443 Other current assets 2,686 6,206 Total current assets 98,057 215,069 Restricted cash, noncurrent portion 12,002 3,978 Property, plant and equipment, net 1,447,711 1,005,147 Intangible assets, net 47,103 47,627 Operating lease asset 152,865 94,463 Derivative assets 19,071 3,953 Other assets 7,630 6,651 Total assets $ 1,784,439 $ 1,376,888 Liabilities, redeemable noncontrolling interests, and stockholders' equity Current liabilities: Accounts payable $ 4,985 $ 2,740 Construction payable 10,791 9,038 Interest payable 8,495 4,436 Purchase price payable, current 22,495 12,077 Due to related parties 53 112 Current portion of long-term debt, net 34,111 29,959 Operating lease liability, current 3,670 3,339 Contract liability, current 3,377 2,590 Other current liabilities 8,623 3,937 Total current liabilities 96,600 68,228 Alignment shares liability 42,803 66,145 Long-term debt, net of unamortized debt issuance costs and current portion 908,034 634,603 Intangible liabilities, net 14,043 12,411 Purchase price payable, noncurrent — 6,940 Asset retirement obligations 14,427 9,575 Operating lease liability, noncurrent 158,430 94,819 Contract liability, noncurrent 6,075 5,397 Deferred tax liabilities, net 14,426 11,011 Other long-term liabilities 2,928 4,700 Total liabilities $ 1,257,766 $ 913,829 Commitments and contingent liabilities (Note 11) Redeemable noncontrolling interests 23,601 18,133 Stockholders' equity Common stock $0.0001 par value; 988,591,250 shares authorized as of September 30, 2023, and December 31, 2022; 158,989,953 and 158,904,401 shares issued and outstanding as of September 30, 2023, and December 31, 2022 16 16 Additional paid-in capital 482,634 470,004 Accumulated deficit (28,147) (45,919) Accumulated other comprehensive income 11,430 — Total stockholders' equity $ 465,933 $ 424,101 Noncontrolling interests 37,139 20,825 Total equity $ 503,072 $ 444,926 Total liabilities, redeemable noncontrolling interests, and equity $ 1,784,439 $ 1,376,888

17 Statement of Operations Condensed Consolidated Income Statement (In thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Operating revenues, net $ 45,079 $ 30,438 $ 120,970 $ 74,399 Operating expenses Cost of operations (exclusive of depreciation and amortization shown separately below) 7,825 4,488 21,382 12,842 General and administrative 8,194 6,560 23,847 19,502 Depreciation, amortization and accretion expense 13,719 7,134 38,054 20,819 Acquisition and entity formation costs 268 237 3,128 583 Loss (gain) on fair value remeasurement of contingent consideration 50 825 150 (146) (Gain) loss on disposal of property, plant and equipment — (2,222) 649 (2,222) Stock-based compensation 4,176 2,708 11,304 6,670 Total operating expenses $ 34,232 $ 19,730 $ 98,514 $ 58,048 Operating income 10,847 10,708 22,456 16,351 Other (income) expense Change in fair value of redeemable warrant liability — 29,564 — 6,447 Change in fair value of alignment shares liability (3,508) 72,418 (23,331) 9,367 Other expense (income), net 339 (2,267) 1,569 (2,860) Interest expense, net 9,180 5,657 30,150 15,768 Total other expense (income) $ 6,011 $ 105,372 $ 8,388 $ 28,722 Income (loss) before income tax expense $ 4,836 $ (94,664) $ 14,068 $ (12,371) Income tax benefit (expense) 1,940 (1,964) (77) (2,548) Net income (loss) $ 6,776 $ (96,628) $ 13,991 $ (14,919) Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests 1,446 352 (3,781) (2,473) Net income (loss) attributable to Altus Power, Inc. $ 5,330 $ (96,980) $ 17,772 $ (12,446) Net income (loss) per share attributable to common stockholders Basic $ 0.03 $ (0.63) $ 0.11 $ (0.08) Diluted $ 0.03 $ (0.63) $ 0.11 $ (0.08) Weighted average shares used to compute net income (loss) per share attributable to common stockholders Basic 158,719,684 154,455,228 158,687,373 153,482,503 Diluted 160,198,154 154,455,228 160,965,682 153,482,503

Non-GAAP Definitions Adjusted EBITDA is a non-GAAP financial measure and is defined as net income (loss) plus net interest expense, depreciation, amortization and accretion expense, income tax expense, acquisition and entity formation costs, stock-based compensation expense, and excluding the effect of certain non-recurring items we do not consider to be indicative of our ongoing operating performance such as, but not limited to, gain on fair value remeasurement of contingent consideration, gain on disposal of property, plant and equipment, change in fair value of redeemable warrant liability, change in fair value of alignment shares, loss on extinguishment of debt, and other miscellaneous items of other income and expenses. Adjusted EBITDA margin is a non-GAAP financial measure and is defined as Adjusted EBITDA divided by operating revenues. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures that we use to measure out performance. We believe that investors and analysts also use adjusted EBITDA in evaluating our operating performance. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. The GAAP measure most directly comparable to adjusted EBITDA is net income and to adjusted EBITDA margin is net income over operating revenues. The presentation of adjusted EBITDA and adjusted EBITDA margin should not be construed to suggest that our future results will be unaffected by non-cash or non-recurring items. In addition, our calculation of adjusted EBITDA and adjusted EBITDA margin are not necessarily comparable to adjusted EBITDA as calculated by other companies and investors and analysts should read carefully the components of our calculations of these non-GAAP financial measures. We believe adjusted EBITDA is useful to management, investors and analysts in providing a measure of core financial performance adjusted to allow for comparisons of results of operations across reporting periods on a consistent basis. These adjustments are intended to exclude items that are not indicative of the ongoing operating performance of the business. Adjusted EBITDA is also used by our management for internal planning purposes, including our consolidated operating budget, and by our board of directors in setting performance-based compensation targets. Adjusted EBITDA should not be considered an alternative to but viewed in conjunction with GAAP results, as we believe it provides a more complete understanding of ongoing business performance and trends than GAAP measures alone. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Altus Power does not provide GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty and without unreasonable effort, items such as acquisition and entity formation costs, gain on fair value remeasurement of contingent consideration, change in fair value of redeemable warrant liability, change in fair value of alignment shares. These items are uncertain, depend on various factors, and could be material to Altus Power’s results computed in accordance with GAAP. 18

Adjusted EBITDA Definitions 19 Adjusted EBITDA and Adjusted EBITDA Margin We define adjusted EBITDA as net income plus net interest expense, depreciation, amortization and accretion expense, income tax expense, acquisition and entity formation costs, stock-based compensation expense, and excluding the effect of certain non-recurring items we do not consider to be indicative of our ongoing operating performance such as, but not limited to, gain or loss on fair value remeasurement of contingent consideration, change in fair value of redeemable warrant liability, change in fair value of Alignment Shares liability, loss on extinguishment of debt, and other miscellaneous items of other income and expenses. See "Components of Results of Operations" below for a description of each of these items. Interest Expense, Net. Interest expense, net represents interest on our borrowings under our various debt facilities, amortization of debt discounts and deferred financing costs, and unrealized gains and losses on interest rate swaps. Depreciation, Amortization and Accretion Expense. Depreciation expense represents depreciation on solar energy systems that have been placed in service. Depreciation expense is computed using the straight-line composite method over the estimated useful lives of assets. Leasehold improvements are depreciated over the shorter of the estimated useful lives or the remaining term of the lease. Amortization includes third party costs necessary to enter into site lease agreements, third party costs necessary to acquire PPA and NMCA customers and favorable and unfavorable rate revenues contracts. Third party costs necessary to enter into site lease agreements are amortized using the straight-line method ratably over 15-30 years based upon the term of the individual site leases. Third party costs necessary to acquire PPAs and NMCA customers are amortized using the straight-line method ratably over 15-25 years based upon the term of the customer contract. Estimated fair value allocated to the favorable and unfavorable rate PPAs and REC agreements are amortized using the straight-line method over the remaining non-cancelable terms of the respective agreements. Accretion expense includes over time increase of asset retirement obligations associated with solar energy facilities. Income Tax (Expense) Benefit. We account for income taxes under ASC 740, Income Taxes. As such, we determine deferred tax assets and liabilities based on temporary differences resulting from the different treatment of items for tax and financial reporting purposes. We measure deferred tax assets and liabilities using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. Additionally, we must assess the likelihood that deferred tax assets will be recovered as deductions from future taxable income. We have a partial valuation allowance on our deferred state tax assets because we believe it is more likely than not that a portion of our deferred state tax assets will not be realized. We evaluate the recoverability of our deferred tax assets on a quarterly basis. Acquisition and Entity Formation Costs. Acquisition and entity formation costs represent costs incurred to acquire businesses and form new legal entities. Such costs primarily consist of professional fees for banking, legal, accounting and appraisal services. Stock-Based Compensation Expense. Stock-based compensation expense is recognized for awards granted under the Legacy Incentive Plans and Omnibus Incentive Plan, as defined in 2022 Annual Report on Form 10-K, Note 20, "Stock-Based Compensation," to our consolidated financial statements included elsewhere in this Report. Fair Value Remeasurement of Contingent Consideration. In connection with the Solar Acquisition (as defined in 2022 Annual Report on Form 10-K, Note 11, “Fair Value Measurements,” to our consolidated financial statements included elsewhere in this Report), contingent consideration of up to an aggregate of $3.1 million may be payable upon achieving certain market power rates by the acquired solar energy facilities. The Company estimated the fair value of the contingent consideration for future earnout payments using a Monte Carlo simulation model. Significant assumptions used in the measurement include market power rates during the 36-month period, and the risk-adjusted discount rate associated with the business. Change in Fair Value of Redeemable Warrant Liability. In connection with the Merger, the Company assumed a redeemable warrant liability composed of publicly listed warrants (the "Redeemable Warrants") and warrants issued to CBRE Acquisition Sponsor, LLC in the private placement (the "Private Placement Warrants"). Redeemable Warrant Liability was remeasured through the Redemption Date, and the resulting loss was included in the consolidated statements of operations. Change in Fair Value of Alignment Shares. Alignment Shares represent Class B common stock of the Company which were issued in connection with the Merger. Class B common stock, par value $0.0001 per share ("Alignment Shares") are accounted for as liability-classified derivatives, which were remeasured as of December 31, 2022, and the resulting gain was included in the consolidated statements of operations. The Company estimates the fair value of outstanding Alignment Shares using a Monte Carlo simulation valuation model utilizing a distribution of potential outcomes based on a set of underlying assumptions such as stock price, volatility, and risk-free interest rates. Other (Income) Expense, Net. Other income and expenses primarily represent interest income, state grants, and other miscellaneous items.

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